MEMBERS® LandmarkSM Variable Annuity	MEMBERS® ExtraSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity	MEMBERS® LibertySM Variable Annuity
Transamerica Advisor EliteSM Variable Annuity	Transamerica Advisor EliteSM II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B

Rate Sheet Supplement dated May 1, 2026
to the
Prospectus dated May 1, 2017

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are currently offering for the Retirement Income Choice® 1.6 rider as described in the Retirement Income Choice® 1.6 Fees, Retirement Income Choice® 1.6 – Base Benefit – Withdrawal Percentage and the Retirement Income Choice® 1.6 – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with the above effective prospectuses, as amended.

The amounts listed below apply for applications signed between May 1, 2026 and April 30, 2027. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after April 30, 2027. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The growth percentage can change upon manual reset, which is a manual process under which your current rider is terminated and a new rider is issued. You can only elect to reset during the 30 day period following each successive fifth rider anniversary and if all other rider issue requirements are met as further described in the Retirement Income Choice® 1.6 – Base Benefit- Manual Resets section of your prospectus. The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEES
Rider Benefit	Single Life Option	Joint Life Option
Base Benefit Designated Allocation Group A	1.85%	1.95%
Base Benefit Designated Allocation Group B	1.40%	1.50%
Base Benefit Designated Allocation Group C	0.95%	1.05%
Death Benefit	0.40%	0.35%
Income Enhancement	0.30%	0.50%

GROWTH PERCENTAGE
5.00%

WITHDRAWAL PERCENTAGE
Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	3.50%	3.00%
65-80	4.75%	4.25%
≥ 81	5.25%	4.75%
* The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the rider fee, growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order.  If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
MEMBERS® LandmarkSM Variable Annuity	33-33085	MEMBERS® ExtraSM Variable Annuity	333-187910
MEMBERS® FreedomSM Variable Annuity	33-56908	MEMBERS® LibertySM Variable Annuity	333-187911
Transamerica Advisor EliteSM Variable Annuity	333-187915	Transamerica Advisor EliteSM II	333-186031

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.